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                                                                    Exhibit 23.1



We consent to the incorporation by reference in this Registration Statement of ToHQ, Inc. on Form S-8 of our report dated February 16, 1996, appearing in the Annual Report on Form 10-K of ToHQ, Inc. for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



Los Angeles, California                            /s/ Deloitte & Touche LLP
November 25, 1996